HALE NANI
                              EBITDA Reconciliation
                          Year Ended December 31, 2003
                                 (In thousands)



Revenues                                                               $ 21,931
Costs and expenses:
        Wages and related                                                11,845
        Provision for insurance and related items                           754
        Other operating and administrative                                6,056
                                                                  --------------
             Total costs and expenses                                    18,655
                                                                  --------------
Facility specific EBITDA (Hale Nani)                                      3,276
     Other income (expenses):
        Depreciation and amortization                                      (770)
        Interest expense                                                   (369)
                                                                  --------------
              Total other expenses, net                                  (1,139)
                                                                  --------------
Income before provision for income taxes                                $ 2,137
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Note: Excludes the allocation of overhead costs.